UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2015

Lumos Networks  Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35180 (Commission File Number)	80-0697274 (IRS Employer Identification No.)

One Lumos Plaza, P.O. Box 1068, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

On January 2, 2015, Lumos Networks Operating Company (the “Borrower”), a wholly-owned subsidiary of Lumos Networks Corp. (the “Company”), entered into a Joinder Agreement and Second Amendment to its existing Credit Agreement, dated as of April 30, 2013, with the New Term Lenders party thereto, the Subsidiary Guarantors (as defined in the Credit Agreement), the Negative Pledgors (as defined in the Credit Agreement), CoBank, ACB, as Administrative Agent and Collateral Agent, each of Fifth Third Bank, Royal Bank of Canada and Branch Banking and Trust Company, as Documentation Agents, and the Lenders party thereto (the “Amendment”), providing for (i) a $28 million Term Loan C (“Term Loan C”) and (ii) certain amendments to the Credit Agreement, including to the maximum Leverage Ratio (as defined in the Credit Agreement).

Term Loan C was established as an incremental term loan under the existing Credit Agreement.  Term Loan C will mature on September 30, 2019 with quarterly payments aggregating 1.00% per year.  The proceeds of Term Loan C will be used to pay fees, costs and expenses related to new Fiber-to-the-Cell projects of the Borrower.

The revised maximum Leverage Ratio under the amended Credit Agreement will be 5.00:1.00 through December 31, 2015, 4.75:1.00 for 2016, 4.50:1.00 for 2017, 4.25:1.00 for 2018 and 4:00:1:00 for 2019.

A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 of this report is hereby incorporated by reference into this Item 2.03.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
10.1

Joinder Agreement and Second Amendment to Credit Agreement, dated as of January 2, 2015, by and among the Borrower, the New Term Lenders party thereto, the Subsidiary Guarantors, the Negative Pledgors, CoBank, ACB, as Administrative Agent and Collateral Agent, each of Fifth Third Bank, Royal Bank of Canada and Branch Banking and Trust Company, as Documentation Agents, and the Lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 2, 2015

LUMOS NETWORKS CORP.

By:	/s/ Johan G. Broekhuysen
Johan G. Broekhuysen Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit No.Description

10.1Joinder Agreement and Second Amendment to Credit Agreement, dated as of January 2, 2015, by and among the Borrower, the New Term Lenders party thereto, the Subsidiary Guarantors, the Negative Pledgors, CoBank, ACB, as Administrative Agent and Collateral Agent, each of Fifth Third Bank, Royal Bank of Canada and Branch Banking and Trust Company, as Documentation Agents, and the Lenders party thereto.